Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:
For Public Relations:	For Investor Relations:
Eric Schweizer	John Chang
+ 1 (202) 295-4313	+ 1 (202) 295-4212
eschweizer@cogentco.com	investor.relations@cogentco.com

Cogent Communications Reports Second Quarter 2015 Results
and Increases Regular Quarterly Dividend on Common Stock

Financial and Business Highlights

•                  Service revenue for Q2 2015, on a constant currency basis, increased by 2.0% from Q1 2015 to Q2 2015 and increased by 9.5% from Q2 2014

•                  Cogent approves a 3.0% increase of its regular quarterly dividend to $0.34 per common share to be paid on September 11, 2015 to shareholders of record on August 21, 2015

•                  Under Cogent’s return of capital program, Cogent purchased 579,000 shares of its common stock for $19.1 million during Q2 2015

•                  EBITDA for Q2 2015 of $30.6 million — increased by 3.1% from $29.6 million for Q1 2015

•                  EBITDA margin increased by 40 basis points to 30.9% for Q2 2015 from 30.5% for Q1 2015

•                  Cash and cash equivalents were $224.5 million at June 30, 2015

•                  There were 2,191 buildings on the Cogent network at the end of Q2 2015

•                  There were 48,910 customer connections on the Cogent network at the end of Q2 2015 — an increase of 13.0% from 43,287 customer connections at the end of Q2 2014 and an increase of 3.2% from 47,411 customer connections at the end of Q1 2015

[WASHINGTON, D.C. August 6, 2015] Cogent Communications Holdings, Inc. (NASDAQ: CCOI) today announced  service revenue of $98.8 million for the three months ended June 30, 2015, an increase of 4.4% from $94.6 million for the three months ended June 30, 2014 and an increase of 1.6% from $97.2 million for the three months ended March 31, 2015.  The impact of foreign exchange negatively impacted service revenue growth from Q2 2014 to Q2 2015 by $4.8 million and negatively impacted service revenue growth from Q1 2015 to Q2 2015 by $0.3 million.  On a constant currency basis, service revenue grew by 9.5% from Q2 2014 to Q2 2015 and grew by 2.0% from Q1 2015 to Q2 2015.

On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities. On-net revenue was $72.0 million for the three months ended June 30, 2015; an increase of 2.3% over $70.4 million for the three months ended June

30, 2014 and an increase of 1.1% from $71.2 million for the three months ended March 31, 2015.

Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network. Off-net revenue was $26.5 million for the three months ended June 30, 2015; an increase of 11.2% over $23.9 million for the three months ended June 30, 2014 and an increase of 3.1% over $25.7 million for the three months ended March 31, 2015.

Non-GAAP gross profit increased by 2.6% from $55.1 million for the three months ended June 30, 2014 to $56.5 million for the three months ended June 30, 2015 and increased by 0.4% from $56.3 million for the three months ended March 31, 2015. Non-GAAP gross profit margin percentage was 57.2% for the three months ended June 30, 2015, 58.3% for the three months ended June 30, 2014 and 57.9% for the three months ended March 31, 2015.

Earnings before interest, taxes, depreciation and amortization (EBITDA) (excluding asset related gains and including net neutrality fees) decreased by 0.6% from $30.8 million for the three months ended June 30, 2014 to $30.6 million for the three months ended June 30, 2015 and increased by 3.1% from $29.6 million for the three months ended March 31, 2015.  EBITDA margin (excluding asset related gains and including net neutrality fees) was 30.9% for the three months ended June 30, 2015, 32.5% for the three months ended June 30, 2014, and 30.5% for the three months ended March 31, 2015.

Basic and diluted net income (loss) per share was $0.02 for the three months ended June 30, 2015, $0.03 for the three months ended June 30, 2014 and $(0.04) for the three months ended March 31, 2015.

Total customer connections increased by 13.0% from 43,287 as of June 30, 2014 to 48,910 as of June 30, 2015 and increased by 3.2% from 47,411 as of March 31, 2015.  On-net customer connections increased by 12.3% from 37,411 as of June 30, 2014 to 42,002 as of June 30, 2015 and increased by 3.1% from 40,732 as of March 31, 2015.  Off-net customer connections increased by 20.0% from 5,486 as of June 30, 2014 to 6,583 as of June 30, 2015 and increased by 3.4% from 6,386 as of March 31, 2015.

The number of on-net buildings increased by 134 on-net buildings from 2,057 on-net buildings as of June 30, 2014 to 2,191 on-net buildings as of June 30, 2015 and increased by 36 on-net buildings  from 2,155 on-net buildings as of March 31, 2015.

Quarterly Dividend Increase and Increase to Share Buyback Program Approved

On August 5, 2015, Cogent’s board approved a regular quarterly dividend of $0.34 per common share payable on September 11, 2015 to shareholders of record on August 21, 2015. This third quarter 2015 regular dividend of $0.34 per share represents an increase of 3.0% from the second quarter 2015 regular dividend of $0.33 per share.  Additionally on August 5, 2015, Cogent’s board approved an additional $50.0 million increase to Cogent’s share buyback program with the program authorized to continue to December 31, 2016.

During the quarter ended June 30, 2015 Cogent purchased 579,000 shares of its common stock for $19.1 million at an average price per share of $32.98 under Cogent’s return of capital program.  Under Cogent’s return of capital program, Cogent plans on returning additional capital to its shareholders each quarter through either stock buybacks or a special dividend or a combination of stock buybacks and a special dividend.  The aggregate payment under this program is a minimum of $12.0 million each quarter and this amount is in addition to Cogent’s regular quarterly dividend payments.  Since the amount paid for stock buybacks in the second quarter was greater than $12.0 million Cogent will not pay a special dividend payment in the third quarter of 2015 under its return of capital program.  The return of capital program was planned to continue until Cogent’s net debt to trailing twelve months EBITDA, as adjusted (by including asset related gains), ratio (“Net Leverage Ratio”) reached 2.50. On August 5, 2015 Cogent’s board of directors authorized an increase and an amendment to Cogent’s targeted Net Leverage Ratio. The new targeted Net Leverage Ratio is a range of between 2.50 to 3.50 to 1. Cogent’s Leverage Ratio was 2.77 at June 30, 2015 and was 2.45 at March 31, 2015.

The payment of any future dividends and any other returns of capital will be at the discretion of Cogent’s board of directors and may be reduced, eliminated or increased and will be dependent upon Cogent’s financial position, results of operations, available cash, cash flow, capital requirements, limitations under Cogent’s debt indenture agreements and other factors deemed relevant by Cogent’s board of directors.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on August 6, 2015 to discuss Cogent’s operating results for the second quarter of 2015 and to discuss Cogent’s expectations for full year 2015.  Investors and other interested parties may access a live audio webcast of the earnings call in the “Events” section of Cogent’s website at www.cogentco.com/events.  A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP.  Cogent specializes in providing businesses with high speed Internet access, Ethernet transport, and colocation services.  Cogent’s facilities-based, all-optical IP network backbone provides services in over 190 markets globally.

Cogent Communications is headquartered at 2450 N Street, NW, Washington, D.C. 20037.  For more information, visit www.cogentco.com.  Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Metric ($ in 000’s, except share and per share data) — unaudited
On-Net revenue	$69,087	$70,409	$71,059	$71,317	$71,234	$72,010
% Change from previous Qtr.	4.6%	1.9%	0.9%	0.4%	-0.1%	1.1%
Off-Net revenue	$23,498	$23,859	$24,330	$25,143	$25,730	$26,522
% Change from previous Qtr.	0.3%	1.5%	2.0%	3.3%	2.3%	3.1%
Non-Core revenue (1)	$352	$355	$302	$289	$278	$267
% Change from previous Qtr.	-9.5%	0.9%	-14.9%	-4.3%	-3.8%	-4.0%
Service revenue — total	$92,937	$94,623	$95,691	$96,749	$97,242	$98,799
% Change from previous Qtr.	3.4%	1.8%	1.1%	1.1%	0.5%	1.6%
Constant currency total revenue quarterly growth rate — sequential quarters	3.5%	1.7%	1.8%	2.5%	2.9%	2.0%
Constant currency total revenue quarterly growth rate — year over year quarters	9.6%	9.5%	9.3%	10.0%	9.3%	9.5%
Network operations expenses (2)	$38,723	$39,491	$40,293	$40,899	$40,907	$42,252
% Change from previous Qtr.	1.1%	2.0%	2.0%	1.5%	0.0%	3.3%
Non-GAAP gross margin (2)	$54,214	$55,132	$55,398	$55,850	$56,335	$56,547
% Change from previous Qtr.	5.1%	1.7%	0.5%	0.8%	0.9%	0.4%
Non-GAAP gross margin percentage (2)	58.3%	58.3%	57.9%	57.7%	57.9%	57.2%
Selling, general and administrative expenses (3)	$24,392	$24,380	$24,775	$25,048	$26,708	$25,987
% Change from previous Qtr.	16.5%	0.0%	1.6%	1.1%	6.6%	-2.7%
Depreciation and amortization expense	$17,204	$17,301	$17,431	$17,545	$17,513	$17,371
% Change from previous Qtr.	3.9%	0.6%	0.8%	0.7%	-0.2%	-0.8%
Equity-based compensation expense	$2,006	$1,873	$2,692	$3,001	$3,141	$3,098
% Change from previous Qtr.	0.0%	-6.6%	43.7%	11.5%	4.7%	-1.4%
Operating income	$12,907	$14,309	$13,614	$13,066	$10,487	$10,810
% Change from previous Qtr.	7.0%	10.9%	-4.9%	-4.0%	-19.7%	3.1%

Interest expense	$11,303	$13,790	$12,662	$12,189	$11,307	$9,692
% Change from previous Qtr.	1.4%	22.0%	-8.2%	-3.7%	-7.2%	-14.3%
Net income (loss)	$125	$1,208	$(184)	$(352)	$(1,585)	$840
Basic net income (loss) per common share	$0.00	$0.03	$(0.00)	$(0.01)	$(0.04)	$0.02
Diluted net income (loss) per common share	$0.00	$0.03	$(0.00)	$(0.01)	$(0.04)	$0.02
Weighted average common shares — basic	46,409,735	45,897,449	45,629,079	45,229,125	45,158,250	44,774,831
% Change from previous Qtr.	0.2%	-1.1%	-0.6%	-0.9%	-0.2%	-0.8%
Weighted average common shares — diluted	46,907,360	46,294,966	45,629,079	45,229,125	45,158,250	45,054,507
% Change from previous Qtr.	-3.9%	-1.3%	-1.4%	-0.9%	-0.2%	-0.2%
EBITDA (4)	$29,822	$30,752	$30,623	$30,802	$29,627	$30,560
% Change from previous Qtr.	-2.7%	3.1%	-0.4%	0.6%	-3.8%	3.1%
EBITDA margin	32.1%	32.5%	32.0%	31.8%	30.5%	30.9%
Gains on asset related transactions	$2,295	$2,731	$3,114	$2,810	$1,548	$719
EBITDA, as adjusted (by including asset related gains) (4)	$32,117	$33,483	$33,737	$33,612	$31,175	$31,279
% Change from previous Qtr.	1.8%	4.3%	0.8%	-0.4%	-7.3%	0.3%
EBITDA margin as adjusted (by including asset related gains)	34.6%	35.4%	35.3%	34.7%	32.1%	31.7%
EBITDA, as adjusted (by including asset related gains and adding back net neutrality fees) (4)	$32,989	$34,697	$35,595	$34,855	$32,580	$32,231
% Change from previous Qtr.	3.2%	5.2%	2.6%	-2.1%	-6.5%	-1.1%
EBITDA margin as adjusted (by including asset related gains and adding back net neutrality fees)	35.5%	36.7%	37.2%	36.0%	33.5%	32.6%
Fees — net neutrality	$872	$1,214	$1,858	$1,243	$1,405	$952
EBITDA, as adjusted (by adding back net neutrality fees but excluding asset related gains) (4)	$30,694	$31,966	$32,481	$32,045	$31,032	$31,512
EBITDA margin as adjusted (by adding back net neutrality fees but excluding asset related gains)	33.0%	33.8%	33.9%	33.1%	31.9%	31.9%

Net cash provided by operating activities	$10,636	$28,395	$16,074	$17,941	$18,372	$20,035
% Change from previous Qtr.	-63.7%	167.0%	-43.4%	11.6%	2.4%	9.1%
Capital expenditures	$15,623	$15,985	$15,403	$13,023	$12,916	$10,866
% Change from previous Qtr.	54.8%	2.3%	-3.6%	-15.5%	-0.8%	-15.9%
Principal payments on capital leases	$3,379	$4,767	$7,293	$2,769	$3,650	$7,332
% Change from previous Qtr.	51.3%	41.1%	53.0%	-62.0%	31.8%	100.9%
Dividends paid	$18,352	$7,882	$13,792	$14,190	$16,001	$18,972
Purchases of common stock	$14,196	$17,888	$15,943	$10,555	$8,119	$19,106
Net Leverage Ratio	1.86	1.99	2.22	2.40	2.45	2.77
Customer Connections — end of period
On-Net	36,306	37,411	38,559	39,786	40,732	42,002
% Change from previous Qtr.	4.7%	3.0%	3.1%	3.2%	2.4%	3.1%
Off-Net	5,244	5,486	5,694	6,074	6,368	6,583
% Change from previous Qtr.	3.1%	4.6%	3.8%	6.7%	4.8%	3.4%
Non-Core (1)	397	390	377	362	311	325
% Change from previous Qtr.	-4.3%	-1.8%	-3.3%	-4.0%	-14.1%	4.5%
Total customer connections	41,947	43,287	44,630	46,222	47,411	48,910
% Change from previous Qtr.	4.4%	3.2%	3.1%	3.6%	2.6%	3.2%
On-Net Buildings — end of period
Multi-Tenant office buildings	1,400	1,424	1,440	1,466	1,488	1,510
Carrier neutral data centers	580	585	601	610	618	631
Cogent data centers	44	48	49	49	49	50
Total on-net buildings	2,024	2,057	2,090	2,125	2,155	2,191
Square feet — multi-tenant office buildings — on-net	759,880,388	770,706,508	781,524,024	791,121,076	804,760,238	818,039,601
Network — end of period
Intercity route miles	57,584	57,584	57,987	59,038	59,161	55,191
Metro fiber miles	27,211	27,381	27,487	27,253	27,619	28,036
Connected networks — AS’s	5,112	5,232	5,106	5,228	5,334	5,435
Headcount — end of period
Sales force — quota bearing	317	337	344	346	343	358
Sales force - total	420	446	452	457	459	464
Total employees	724	760	768	776	785	799
Sales rep productivity — units per full time equivalent sales rep (“FTE”) per month	5.9	5.9	5.9	5.5	5.3	5.6
FTE — sales reps	303	310	329	329	326	330

(1)          Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada).

(2)          Network operations expense excludes equity-based compensation expense of $113, $114, $114, $147, $172 and $160 in the three month periods ended March 31, 2014 through June 30, 2015, respectively.  Non-GAAP gross margin represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation expense).

(3)          Excludes equity-based compensation expense of $1,893, $1,759, $2,578, $2,854, $2,969 and $2,938 in the three month periods ended March 31, 2014 through June 30, 2015, respectively.

(4)          See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures below.

Schedule of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net cash flows from operating activities plus changes in operating assets and liabilities, cash interest expense and income tax expense.  Management believes the most directly comparable measure to EBITDA calculated in accordance with generally accepted accounting principles in the United States, or GAAP, is cash flows provided by operating activities. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.

EBITDA, as adjusted (by including asset related gains), represents EBITDA plus net gains (losses) on asset related transactions. EBITDA as adjusted (by adding back net neutrality fees) represents EBITDA and adding back legal and economic analysis fees the Company has spent in an effort to support net neutrality.  EBITDA as adjusted (by including asset related gains and adding back net neutrality fees) represents EBITDA, plus net gains (losses) on asset related transactions  and also adjusted by adding back legal and economic analysis fees the Company has spent in an effort to support net neutrality.

The Company believes EBITDA, and EBITDA, as adjusted, are useful measures of its ability to service debt, fund capital expenditures and expand its business.  EBITDA, and EBITDA, as adjusted are an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

EBITDA, and EBITDA, as adjusted are not recognized terms under GAAP and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, these metrics are not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of these metrics may also differ from the calculations performed by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

EBITDA, and EBITDA, as adjusted, are reconciled to cash flows provided by operating activities in the table below.

($ in 000’s) — unaudited	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Net cash flows provided by operating activities	$10,636	$28,395	$16,074	$17,941	$18,372	$20,035
Changes in operating assets and liabilities	9,048	(10,061)	1,563	402	(159)	1,245
Cash interest expense and income tax expense	10,138	12,418	12,986	12,459	11,414	9,280
EBITDA	$29,822	$30,752	$30,623	$30,802	$29,627	$30,560
PLUS: Gains on asset related transactions	2,295	2,731	3,114	2,810	1,548	719
EBITDA, as adjusted (by including asset related gains)	$32,117	$33,483	$33,737	$33,612	$31,175	$31,279
EBITDA	$29,822	$30,752	$30,623	$30,802	$29,627	$30,560
PLUS: net neutrality fees	$872	$1,214	$1,858	$1,243	$1,405	$952
EBITDA, as adjusted (by adding back net neutrality fees but excluding asset related gains)	$30,694	$31,966	$32,481	$32,045	$31,032	$31,512
EBITDA, as adjusted (by including asset related gains)	$32,117	$33,483	$33,737	$33,612	$31,175	$31,279
PLUS: net neutrality fees	$872	$1,214	$1,858	$1,243	$1,405	$952
EBITDA, as adjusted (by including asset related gains and adding back net neutrality fees)	$32,989	$34,697	$35,595	$34,855	$32,580	$32,231

Impact of foreign currencies (“constant currency” impact) on change in sequential quarterly service revenue

($ in 000’s) — unaudited	Q2 2015
Service revenue, as reported — Q2 2015	$98,799
Impact of foreign currencies on service revenue	340
Service revenue - Q2 2015, as adjusted (1)	$99,139
Service revenue, as reported — Q1 2015	$97,242
Constant currency increase from Q1 2015 to Q2 2015 - (Service revenue, as adjusted for Q2 2015 less service revenue, as reported for Q1 2015)	$1,897
Percent increase (Constant currency increase from Q1 2015 to Q2 2015 divided by service revenue, as reported for Q1 2015)	2.0%

(1)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended June 30, 2015 at the average foreign currency exchange rates for the three months ended March 31, 2015. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Impact of foreign currencies (“constant currency” impact) on change in prior year quarterly service revenue

($ in 000’s) — unaudited	Q2 2015
Service revenue, as reported — Q2 2015	$98,799
Impact of foreign currencies on service revenue	4,785
Service revenue - Q2 2015, as adjusted (2)	$103,584
Service revenue, as reported — Q2 2014	$94,623
Constant currency increase from Q2 2014 to Q2 2015 - (Service revenue, as adjusted for Q2 2015 less service revenue, as reported for Q2 2014)	$8,961
Percent increase (Constant currency increase from Q2 2014 to Q2 2015 divided by service revenue, as reported for Q2 2014)	9.5%

(2)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended June 30, 2015 at the average foreign currency exchange rates for the three months ended June 30, 2014. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Net Leverage Ratio

Cogent’s Net Leverage Ratio was 2.45 at March 31, 2015 and 2.77 at June 30, 2015 as shown below.

($ in 000’s) — unaudited	As of March 31, 2015	As of June 30, 2015
Cash and cash equivalents	$260,050	$224,494
Debt
Capital leases — current portion	13,286	8,187
Capital leases — long term	118,684	120,485
Senior unsecured notes	200,000	200,000
Senior secured notes — par value	250,000	250,000
Note payable	1,704	5,597
Total debt	583,674	584,269
Total net debt	323,624	359,775
Trailing 12 months EBITDA, as adjusted (by including asset related gains)	132,007	129,803
Net Leverage Ratio	2.45	2.77

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2015 AND DECEMBER 31, 2014

(IN THOUSANDS, EXCEPT SHARE DATA)

	June 30, 2015	December 31, 2014
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$224,494	$287,790
Accounts receivable, net of allowance for doubtful accounts of $1,872 and $1,707, respectively	30,972	33,089
Prepaid expenses and other current assets	21,061	18,762
Total current assets	276,527	339,641
Property and equipment, net	347,550	360,761
Deferred tax assets - noncurrent	47,448	48,963
Deposits and other assets - $381 and $389 restricted, respectively	10,863	12,410
Total assets	$682,388	$761,775

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$15,489	$13,287
Accrued and other current liabilities	40,913	32,151
Current maturities, capital lease obligations	8,187	14,594
Total current liabilities	64,589	60,032
Senior secured notes including premium of $4,230	—	244,230
Senior secured notes	250,000	—
Senior unsecured notes	200,000	200,000
Capital lease obligations, net of current maturities	120,485	151,944
Other long term liabilities	25,125	21,775
Total liabilities	660,199	677,981
Commitments and contingencies:
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 45,631,978 and 46,398,729 shares issued and outstanding, respectively	46	46
Additional paid-in capital	440,401	460,576
Accumulated other comprehensive income — foreign currency translation	(12,175)	(6,462)
Accumulated deficit	(406,083)	(370,366)
Total stockholders’ equity	22,189	83,794
Total liabilities and stockholders’ equity	$682,388	$761,775

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED JUNE 30, 2015 AND JUNE 30, 2014

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014
	(Unaudited)	(Unaudited)
Service revenue	$98,799	$94,623
Operating expenses:
Network operations (including $160 and $114 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	42,412	39,605
Selling, general, and administrative (including $2,938 and $1,759 of equity-based compensation expense, respectively)	28,925	26,139
Depreciation and amortization	17,371	17,301
Total operating expenses	88,708	83,045
Gains on equipment transactions	719	2,731
Operating income	10,810	14,309
Interest income and other, net	417	268
Interest expense	(9,692)	(13,790)
Income before income taxes	1,535	787
Income tax (provision) benefit	(695)	421
Net income	$840	$1,208

Comprehensive income:
Net income	$840	$1,208
Foreign currency translation adjustment	1,683	(44)
Comprehensive income	$2,523	$1,164

Net income per common share:
Basic and diluted net income per common share	$0.02	$0.03

Dividends declared per common share	$0.42	$0.17

Weighted-average common shares - basic	44,774,831	45,897,449

Weighted-average common shares - diluted	45,054,507	46,294,966

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND JUNE 30, 2014

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
	(Unaudited)	(Unaudited)
Service revenue	$196,041	$187,560
Operating expenses:
Network operations (including $332 and $227 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	83,491	78,442
Selling, general, and administrative (including $5,908 and $3,651 of equity-based compensation expense, respectively)	58,603	52,423
Depreciation and amortization	34,883	34,505
Total operating expenses	176,977	165,370
Gain on capital lease termination	10,110	—
Gains on equipment transactions	2,268	5,026
Loss on debt extinguishment and redemption	(10,144)	—
Operating income	21,298	27,216
Interest income and other, net	516	404
Interest expense	(21,000)	(25,092)
Income before income taxes	814	2,528
Income tax provision	(1,558)	(1,195)
Net (loss) income	$(744)	$1,333

Comprehensive (loss) income:
Net (loss) income	$(744)	$1,333
Foreign currency translation adjustment	(5,713)	(506)
Comprehensive (loss)	$(6,457)	$827

Net (loss) income per common share:
Basic and diluted net (loss) income per common share	$(0.02)	$0.03

Dividends declared per common share	$0.77	$0.56

Weighted-average common shares - basic	45,012,441	46,200,844

Weighted-average common shares - diluted	45,012,441	46,648,415

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED JUNE 30, 2015 AND JUNE 30, 2014

(IN THOUSANDS)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$840	$1,208
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,371	17,301
Amortization of debt discount and premium	37	1,140
Equity-based compensation expense (net of amounts capitalized)	3,098	1,872
(Gains) losses — equipment transactions and other, net	(814)	(2,701)
Deferred income taxes	653	(457)
Changes in operating assets and liabilities:
Accounts receivable	(997)	(416)
Prepaid expenses and other current assets	1,426	1,465
Accounts payable, accrued liabilities and other long-term liabilities	(1,399)	9,288
Deposits and other assets	(180)	(305)
Net cash provided by operating activities	20,035	28,395
Cash flows from investing activities:
Purchases of property and equipment	(10,866)	(15,985)
Proceeds from dispositions of assets	82	65
Net cash used in investing activities	(10,784)	(15,920)
Cash flows from financing activities:
Dividends paid	(18,972)	(7,882)
Purchases of common stock	(19,106)	(17,888)
Repayment of convertible senior notes	—	(91,978)
Net proceeds from issuance of senior unsecured notes	(60)	195,824
Proceeds from exercises of stock options	89	146
Principal payments of capital lease obligations	(7,332)	(4,767)
Net cash (used in) provided by financing activities	(45,381)	73,455
Effect of exchange rates changes on cash	574	158
Net (decrease) increase in cash and cash equivalents	(35,556)	86,088
Cash and cash equivalents, beginning of period	260,050	263,747
Cash and cash equivalents, end of period	$224,494	$349,835

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND JUNE 30, 2014

(IN THOUSANDS)

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net (loss) income	$(744)	$1,333
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	34,883	34,505
Amortization of debt discount and premium	(127)	2,555
Equity-based compensation expense (net of amounts capitalized)	6,240	3,878
Loss on debt extinguishment and redemption	10,144	—
Gain on capital lease termination	(10,110)	—
(Gains) losses — equipment transactions and other, net	(1,837)	(4,959)
Deferred income taxes	1,475	772
Changes in operating assets and liabilities:
Accounts receivable	1,126	(2,970)
Prepaid expenses and other current assets	(3,124)	(3,678)
Accounts payable, accrued liabilities and other long-term liabilities	689	7,822
Deposits and other assets	(208)	(227)
Net cash provided by operating activities	38,407	39,031
Cash flows from investing activities:
Purchases of property and equipment	(23,782)	(31,608)
Proceeds from dispositions of assets	82	92
Net cash used in investing activities	(23,700)	(31,516)
Cash flows from financing activities:
Dividends paid	(34,973)	(26,234)
Purchases of common stock	(27,225)	(32,084)
Repayment of convertible senior notes	—	(91,978)
Net proceeds from issuance of senior unsecured notes	—	195,824
Net proceeds from issuance of senior secured notes	248,599	—
Redemption of senior secured notes	(251,280)	—
Proceeds from exercises of stock options	219	301
Principal payments of capital lease obligations	(10,982)	(8,146)
Net cash (used in) provided by financing activities	(75,642)	37,683
Effect of exchange rates changes on cash	(2,361)	(229)
Net (decrease) increase in cash and cash equivalents	(63,296)	44,969
Cash and cash equivalents, beginning of period	287,790	304,866
Cash and cash equivalents, end of period	$224,494	$349,835

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions.  The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the U.S. Universal Service Fund and similar funds in other countries; changes in government policy and/or regulation, including net neutrality rules  by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10-K for the fiscal year ended December 31, 2014 and our Form 10-Q for the quarter ended June 30, 2015 filed with the Securities and Exchange Commission. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

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